Exhibit 10.4

SETTLEMENT AGREEMENT AND GENERAL AND MUTUAL RELEASE

This Settlement Agreement and General and Mutual Release (the “Agreement”) is entered into as of the date set forth in the signature block of this Agreement by and between KALA BIO Inc. (the “Company”) and _____________, the __________ of the Company (“Officer”), collectively known herein as the “Parties.”

WHEREAS, Officer was and appointed as _____________ of the Company to provide the services commensurate with such position(s) in other public companies of similar sizes and industries (the “Services”).

WHEREAS, Officer has provided the Services above and beyond such as commonly performed by an officer of a company in a similar position.

WHEREAS, there is no dispute as to the provision of the Services nor any disagreements with the Company.

WHEREAS, the Parties desire and intend that this Agreement supplement and modify all prior contracts, agreements and understandings between the Parties related to Officer’s terms of employment with and separation from the Company, including Officer’s eligibility to receive severance benefits.

NOW, THEREFORE, the Parties, intending to be legally bound, and in consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, agree as follows:

1. Settlement Payment Due to Officer from the Company.

Upon Shareholder Meeting, the Company shall pay to Officer a cash settlement payment of $_______ (the “Settlement Payment”), less all applicable taxes and withholdings. The Settlement Payment is equal to five percent (5%) of Officer’s current contractual severance pay eligibility of $_________ (the “Prior Severance”), and shall be in lieu of Officer’s eligibility to receive the Prior Severance. Officer acknowledges and agrees that following execution hereof, Officer will not be eligible for, nor shall Officer have a right to receive Prior Severance or any payments or benefits from the Company other than the Settlement Payment [and any wages accrued through Officer’s last day of employment with the Company].

2. Resignation and Release.

In consideration of the Settlement Payment, Officer irrevocably and unconditionally releases, acquits and forever discharges the Company, its past and present affiliates, subsidiaries, parent companies, predecessors, and successors, and all of their respective past and present officers, directors, shareholders, managers, members, employees, representatives, attorneys, consultants, and agents (hereinafter referred to for purposes of this section as the “Released Parties”), from any and all claims, demands, rights, causes of action, liens, actions, suits, attorneys’ fees, costs, damages, losses, expenses and contractual obligations of whatever kind or nature, whether absolute or contingent, liquidated or unliquidated, direct or indirect, in law or in equity, fully accrued or not fully accrued, matured or unmatured, known or unknown, foreseen or unforeseen, suspected or unsuspected, relating to any matter whatsoever (collectively, “Claims”) which Officer ever had, currently has, shall or may have against any or all of the Released Parties, including, but not limited to, all claims under Title VII of the Civil Rights Act of 1964, the Americans With Disabilities Act of 1990, the Worker Adjustment and Retraining Notification Act, the Massachusetts Fair Employment Practices Act, and all rights and claims under the Massachusetts Wage Act (Massachusetts law regarding payment of wages and overtime), including any rights or claims thereunder to unpaid wages, including overtime, bonuses, commissions, and accrued, unused vacation time. Notwithstanding the foregoing, the release contained herein shall not (a) release Officer from their obligations pursuant to this Agreement or the Company from its obligation to pay the Settlement Payment or (b) be deemed to prohibit Officer from filing a charge with, or participating in any investigation or proceeding before, any local, state or federal government agency, including the EEOC or a state or local fair employment practices agency. Officer retains the right to participate in any such action but not the right to recover money damages or other individual legal or equitable relief awarded by any such governmental agency, including any payment, benefit, or attorneys’ fees, and hereby waives any right or claim to any such relief; provided, however, that nothing herein shall bar or impede in any way Officer’s ability to seek or receive a monetary incentive award from any governmental agency or regulatory authority in connection with information provided to the governmental agency or regulatory authority.

The Company, for itself and for its successors and assigns hereby irrevocably and unconditionally releases, acquits and forever discharges Officer from any and all Claims (as defined above) which the Company ever had, currently has, shall or may have against Officer arising out of acts Officer undertook in good faith and in a manner Officer reasonably believed to be in or not opposed to the best interests of the Company; provided, however, and for the avoidance of doubt, that this release does not include any claims arising out of or related to any fraudulent or criminal conduct or willful misconduct by Officer.

Notwithstanding the foregoing, the release contained herein shall not release the Released Parties from their obligations pursuant to this Agreement.

4. No Admission. The Parties understand and agree that this Agreement shall not be construed as (i) an admission of liability by one party to the other, (ii) that either party has violated any federal, state or local statute, law, ordinance or regulation, or (iii) there has been any material disagreements with the Company.

5. Binding Agreement. This Agreement supersedes all prior agreements between the Parties pertaining to Officer’s terms of employment with the Company and eligibility for severance benefits following separation from the Company. This Agreement shall be binding upon the Parties hereto and their respective successors and assigns. The Parties agree and stipulate that this Agreement is enforceable in all respects and is not subject to any affirmative claim, once this Agreement is executed.

6. Entire Agreement. This Agreement constitutes the entire and complete understanding between the Parties hereto, and no other representation, promise, or agreement shall be binding upon either of them unless it is in writing and executed by the Parties.

7. Amendment. This Agreement may not be amended or modified in any manner except by a writing signed by each of the Parties hereto.

8. Recitals. The Parties hereto acknowledge and agree that the recitals set forth at the beginning of this Agreement are true and correct in all respects and are incorporated herein by this reference.

9. Governing Law; Venue. This Agreement is made and delivered in and shall be governed by and construed in accordance with, the applicable laws of the State of Delaware. Any suit involving any dispute or matter arising under this Agreement, the Parties hereby consent to personal jurisdiction in the State of Delaware.

10. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the provision shall be modified to the extent necessary to render it enforceable and, if necessary, shall be fully severable.

11. Authority. Each signer below warrants that he/she has actual authority to enter into this Agreement. It is understood that each party to this Agreement is relying on the other party executing his Agreement having actual authority to enter into the Agreement.

12. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement and each of which shall be deemed an original. An executed counterpart of this Agreement faxed or scanned and emailed shall have the same force and effect as an originally executed counterpart.

13. Waiver of Jury Trial. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

14. Encouragement to Consult Attorney; Time to Consider Agreement. EACH OF PARTIES REPRESENTS THAT THIS AGREEMENT HAS BEEN ENTERED INTO FREELY AND VOLUNTARILY; THAT IT HAS HAD THE OPPORTUNITY TO ASCERTAIN AND WEIGH ALL OF THE FACTS AND CIRCUMSTANCES LIKELY TO INFLUENCE ITS JUDG-MENTS; THAT IT HAS HAD THE OPPORTUNITY TO SEEK AND OBTAIN LEGAL COUNSEL, AND HAS AVAILED ITSELF OF COUNSEL PRIOR TO SIGNING THIS AGREEMENT, AND TO BE DULY APPRISED OF ITS LEGAL RIGHTS; AND THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THE AGREEMENT.

15. Non-Disparagement. Officer agrees that Officer will not say, write or cause to be said or written, any statement that may be considered defamatory, derogatory or disparaging of the Company. The Company agrees to instruct those with knowledge of this Agreement not to say, write or cause to be said or written, any statement that may be considered defamatory, derogatory or disparaging of Officer.

IN WITNESS WHEREOF, the Parties have made and entered into this Settlement Agreement and General and Mutual Release as of the date set forth below.

KALA BIO, Inc.

By:

Its:

Date

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